EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the GPS Funds II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the GPS Funds II for the year ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GPS Funds II for the stated period.

/s/ Carrie E. Hansen		/s/ Starr E. Frohlich

Carrie E. Hansen Principal Executive Officer/President, GPS Funds II		Starr E. Frohlich Principal Financial Officer/Treasurer, GPS Funds II

Dated:	5/28/13	Dated:	5/28/13

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GPS Funds II for purposes of Section 18 of the Securities Exchange Act of 1934.